EXHIBIT 10.3

          THIRTEENTH ADDENDUM TO AMENDED REGISTRATION RIGHTS AGREEMENT

     This Thirteenth Addendum ("Addendum") to the Amended Registration Rights Agreement dated June 24, 1994, as amended through the date hereof ("Registration Rights Agreement") between Ligand Pharmaceuticals Incorporated (the "Company") and Warner-Lambert Company ("Investor") is effective as of September 1, 1999.

                                    RECITALS

     A. The Company has issued 289,750 shares of the Company's Common Stock to Investor pursuant to that certain Stock Purchase Agreement dated the date hereof.

     B. This Addendum serves to include any shares of the Company's Common Stock issued to Investor within the definition of "Registrable Securities" under the Registration Rights Agreement and to provide that Schedule A to the Registration Rights Agreement shall be further updated to include any such shares, all pursuant to Section 2.6(a) of the Registration Rights Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in the Registration Rights Agreement, the parties agree as follows:

     1. Section 1.1, paragraph (f) of the Registration Rights Agreement is hereby restated in its entirety as follows:

                  "(f) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon exercise of those warrants issued to certain Existing Investors and pursuant to which such Existing Investors were previously granted registration rights by the Company,
         (ii) the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of those certain Unsecured Convertible Promissory Notes issued to American Home Products Corporation pursuant to the Stock and Note Purchase Agreement dated September 2, 1994, (iii) the 35,957 shares of Common Stock issuable or issued upon exercise of the Warrant issued to Genentech, Inc. in connection with the merger of L.G. Acquisition Corp., a wholly-owned subsidiary of the Company, with and into Glycomed Incorporated, which shares are reflected on Schedule A attached to the Fourth Addendum to this Agreement, (iv) the 164,474 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to S.R. One Limited pursuant to a Stock and Note Purchase Agreement dated February 3, 1995 (the "Stock and Note Purchase Agreement"), which shares are reflected on Schedule A attached to the Eighth Addendum to this Agreement, and the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of those certain

          Unsecured Convertible Promissory Notes dated October 30, 1997
          (the "S.R. One Notes") issued pursuant to the Stock and Note Purchase Agreement (and upon such conversion of the S.R. One Notes, Schedule A shall be updated to include such shares), (v) the 274,423 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to SmithKline Beecham plc pursuant to a Stock Purchase Agreement dated April 24, 1998 (the "SmithKline Stock Purchase Agreement"), which shares are reflected on Schedule A attached to the Ninth Addendum to this Agreement, and the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of that certain Warrant (the "Warrant") issued pursuant to the SmithKline Stock Purchase Agreement (and upon such conversion of the Warrant, Schedule A shall be updated to include such shares), (vi) the 1,278,970 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to Elan International Services, Ltd. pursuant to the Stock Purchase Agreement dated September 30, 1998, which shares are reflected on Schedule A attached to the Tenth Addendum to this Agreement, (vii) the 437,768 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to Elan International Services, Ltd. pursuant to the Securities Purchase Agreement, dated November 6, 1998 (the "Elan Securities Purchase Agreement"), which shares are reflected on Schedule A attached to the Eleventh Addendum to this Agreement, (viii) the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of the Zero Coupon Convertible Senior Notes due 2008 (the "Elan Notes") issued pursuant to the Elan Securities Purchase Agreement (and upon such conversion of the Elan Notes, Schedule A shall be updated to include such shares),
          (viii) the 429,185 shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issued to Elan Corporation, plc pursuant to the Development, License and Supply Agreement dated November 9, 1998 (the "Elan License Agreement"), which shares are reflected on Schedule A attached to the Eleventh Addendum to this Agreement, (ix) the shares of Common Stock that may be issued to Elan Corporation, plc pursuant to the Elan License Agreement (and upon each such issuance, Schedule A shall be updated to include such shares), (x) the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable to Elan International Services, Ltd. upon exercise of that certain Warrant (the "EIS Warrant") dated August 4, 1999 (and upon such exercise of the EIS Warrant, Schedule A shall be updated to include such shares), (xi) the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issued to Investor pursuant to the Purchase Agreement, which shares are reflected on Schedule A attached to this Addendum, and (xii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
          as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i), (ii), (iii),
          (iv), (v), (vi), (vii), (viii), (ix), (x) and (xi) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which rights under this Agreement are not assigned."

     2. Schedule A of the Registration Rights Agreement is hereby restated in its entirety as attached to this Addendum.

     3. This Addendum may be executed in one or more counterparts.

     4. This Addendum shall be binding upon the Company, Investor, each holder of Registrable Securities and each future holder of Registrable Securities pursuant to Section 2.6(a) of the Registration Rights Agreement.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE TO THIRTEENTH ADDENDUM TO AMENDED REGISTRATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first above written.


WARNER LAMBERT COMPANY                   LIGAND PHARMACEUTICALS INCORPORATED
By:      /s/ Peter B. Carr, Ph.D.        By:      /s/ William L. Respess
Title:   /s/ Peter B. Corr, Ph.D.        Title:   Senior Vice President

         Corporation Vice President      General Counsel, Gov't Affairs
         Warner Lambert Company
         2800 Plymouth Road
         Ann Arbor, MI 48105

                                   SCHEDULE A
                                       to
                             Thirteenth Addendum to
                      Amended Registration Rights Agreement

----------------------------------------------------------------
                                                     Shares
Name                                                 Issued
----------------------------------------------------------------
American Home Products Corporation                  374,626

American Home Products Corporation                  374,626

American Home Products Corporation                  249,749

American Home Products Corporation                  124,875

Aspen Venture Partners, L.P.                          2,659

Elan Corporation, plc                               429,185

Elan International Services, Ltd.                 1,716,738

Enterprise Partners                                   3,745

Genentech, Inc.                                      35,957

Kleiner Perkins Caufield & Byers                      7,688

ML Venture Partners II, L.P.                          2,417

S.R. One, Limited                                   164,474

SmithKline Beecham                                  274,423

Venrock Associates                                    3,441

Venrock Associates II, L.P.                           1,540

Warner-Lambert Company                              289,750

Windsor Venture Lease Partners Ltd., Inc.               283

         Total:
----------------------------------------------------------------